Exhibit 99.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF CLAYTON WILLIAMS ENERGY, INC.

PURSUANT TO 18 U.S.C. § 1350

In connection with the Quarterly Report of Clayton Williams Energy, Inc. (the “Company”) on Form 10–Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), I, Clayton W. Williams, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Clayton W. Williams
Clayton W. Williams
Chief Executive Officer
August 9, 2002